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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2002
                                                          --------------

                          Commission File No. 001-12392
                                              ---------

                              NDCHealth Corporation
                              ---------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                    58-0977458
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            (State or other jurisdiction of             (IRS Employer
            incorporation)                              Identification Number)


         NDC Plaza, Atlanta, Georgia                    30329-2010
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         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------

                                      None
                                      ----
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

          NDCHealth Corporation announced in our Current Report on Form 8-K filed March 27, 2002 that our Board of Directors and its Audit Committee had decided to no longer engage Arthur Andersen LLP as our independent public accountant and that we were conducting a review to select a new independent public accountant to complete our fiscal 2002 audit.

          Following a thorough evaluation process, and on the recommendation of its Audit Committee, the Board of Directors has appointed Ernst & Young LLP as our independent public accountants.

          During our two most recent fiscal years and through the date of this Form 8-K, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit 99.1   Press Release dated April 12, 2002.

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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NDCHealth Corporation
                                        ---------------------
                                            (Registrant)

                                        By:  /s/ David H. Shenk
                                            -------------------
                                        David H. Shenk
                                        Vice President & Corporate Controller
                                        (Chief Accounting Officer)

Date: April 12, 2002